UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

HARRISON, VICKERS & WATERMAN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-162072	26-2883037
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

208 E. 51st Street, #219

New York, NY 10022

(Address of principal executive offices)

10231 U.S. Highway 1,

Suite 201

North Palm Beach, FL 33408

(Former Address)

(212) 508-2140

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2479.374a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2479.374d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2479.373e-4c))

Item 8.01 Other Events.

On May 11, 2017, the Company announced a new principal executive office address, email address and telephone number. The Company’s new contact information is as follows:

Harrison, Vickers & Waterman, Inc.

208 E. 51st Street, #219

New York, NY 10022

Email: info@harrisonvickers.com

Telephone: (212) 508-2140

Item 9.01 Exhibits.

None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARRISON, VICKERS & WATERMAN, INC.

Date: May 11, 2017	/s/ Conrad Huss
	By:	Conrad Huss, Chief Operating Officer